Exhibit 10.31
NOTICE OF TERMINATION OF LICENSE AGREEMENT
AND
ACKNOWLEDGEMENT OF RECEIPT
This notice of Termination of License Agreement and Acknowledgement of Receipt is made as of the 9th day of March 2006 by Ceridian Corporation, a Delaware corporation, having its principal place of business at 3311 E. Old Shakopee Road, Minneapolis, Minnesota (Ceridian”) and The Ultimate Software Group, Inc., a Delaware corporation, having its principal place of business at 2000 Ultimate Way, Weston, Florida 33326 (“Ultimate”). Each of Ceridian and Ultimate may be referred to as a Party, and collectively as the Parties.
WHEREAS the Parties entered into a License Agreement effective as of March 9, 2001, which has subsequently been amended (“License Agreement”); and
WHEREAS Ceridian desires to give Notice of Termination of the License Agreement, effective as of March 9, 2008, which is the seventh anniversary of the Effective Date of the License Agreement; and
WHEREAS Ultimate is prepared to provide an Acknowledgement of Receipt of Notice of Termination of License Agreement.
Therefore the Parties agree:
     1. Pursuant to Section 10.2(b) of the License Agreement, Ceridian gives Notice of Termination of the License Agreement as of March 9, 2008 (“the Termination Date”).
     2. Ceridian acknowledges that nothing herein shall be deemed to eliminate or reduce any payment obligation of Ceridian which is accrued or incurred pursuant to the License Agreement prior to the Termination Date.
     3. Ultimate and Ceridian acknowledge that the Notice delivery provisions of Section 11.3 of the License Agreement are deemed satisfied upon the signature of the Parties to this Notice of Termination of License Agreement and Acknowledgement of Receipt.
     4. This Notice of Termination of License Agreement and Acknowledgement of Receipt may be executed in counterparts and by facsimile and each such counterpart shall be deemed an original.
The parties have caused this Notice of Termination of License Agreement and Acknowledgement of Receipt to be executed by their duly authorized representatives below.
Ceridian Corporation
/s/ Gary M. Nelson
Gary M. Nelson
Executive Vice President, Chief Administrative Officer,
General Counsel and Corporate secretary
The Ultimate Software Group, Inc.
/s/ Robert J. Manne
Robert J. Manne
General Counsel